Cancer Detection Corp Proposal





                              Cancer Detection Corp

                             Phase 4 Closeout Report
                                  May 11, 2009




                                   Prepared by

                                  Future Focus









                             109 Breezy Pointe Lane
                               Leesville, SC 29070
                                  410-808-1962
                               803-332-6300 (fax)
                                gsiebbd@flash.net


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                         Cancer Detection Corp Proposal


1.   Summary of Phase 4 Results

     The interim phase work demonstrated that the labeled recombinant antibodies from AbSerotec could be configured into a classic sandwich assay. Initial attempts to detect p65 in canine serum samples that had been frozen at -20 degrees C since August 2007 had failed. A sample of HeLa cell lysate (cell line established from a cervical cancer tumor considered a classic tumor line) had shown positivity in a single sample added during the canine testing. Prior to any optimization, fresh canine samples were requested from Colorado State University and lysates of tumor and normal control tissues from human breast, colon, and lung were obtained by CDCI from a commercial source. None of the canine samples showed the presence of p65 at concentrations as high as 1/100 dilution (UTHSC reported strong positives at concentrations 100X more dilute than this). The human samples showed activity at only the highest concentration (again, 1/100 dilution) with HeLa being the highest, then colon, and breast, with lung being nonreactive. None of these samples gave positive signals at any lesser concentrations.

2.   Test Results

     In the initial assay, all of the samples (HeLa, 3 human tumor samples with normal controls, 7 canine cancer sera, and 3 canine normal sera) were tested in single point dilutions over a range of 1/100-1/10000, or for sera, 1/100,000. The assay overall performed well. Only the highest concentration of human breast and colon tumor were positive along with the lung normal control and one cancer canine serum. HeLa was negative (determined to be the wrong sample, was actually another putative cancer marker PCNA) as were all the other samples.

     To confirm these results, the assay was rerun testing all the human samples in duplicate, along with two of the canine cancer sera and one canine normal control. In this case, all the human lung samples were negative. HeLa, human breast tumor and human colon tumor were positive at only the

Future Focus                        Confidential                          page 2

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     highest  concentration  tested  (1/100  dilution).  All  dog  samples  were negative (detailed results can be found in the accompanying excel files).

3.   Conclusions

     Data from UTHSC compiled in their 2007 report was not repeatable in their hands. A second approach using recombinant antigen and antibodies to readdress the problem was pursued. All aspects of development of this project met the goal in that recombinant antigen was produced, antibodies were developed against this target, and an assay was established with more than sufficient sensitivity to detect p65 at the levels claimed by UTHSC. A commercial antibody raised against a peptide specific to p65 and known to stain cancer tissue also recognized the recombinant p65 as a further confirmation of the recombinant form of the protein's structure and sequence matching that identified in the sequence database for the relevant patent.

     Initial attempts to use this assay against previously obtained samples of canine cancer serum were uniformly negative with the only positive reactivity being shown to a known cancerous cell line developed from a human cervical cancer tumor (HeLa). Because of these results, other human cancer and paired normal cell lysates were obtained from a commercial source as well as new replicate samples of normal and cancer canine sera from CSU. All of these samples were tested. The canine sera were uniformly negative even at a dilution of 1/100 where the UTHSC data suggested they should be strongly positive in this assay at 1/10000. Human lung cancer showed no activity. Human breast and colon cancer lysates were positive only at the highest concentration tested vs. their normal control lysates. If p65 were present at levels expected for cancer biomarkers in these samples, the most dilute concentrations should have been strongly positive.

     All the data taken in its entirety fails to confirm the earlier report from UTHSC suggesting the utility of p65 as a cancer biomarker in canine serum.



Future Focus                        Confidential                          page 3

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Sandwich  Assay for 82/bio82  testing Human cells lysates (tumor and normal) and
"fresh" dog serums from CSU - followup duplicates


                                                                                              PBS Only Coat
         1       2       3        4       5       6        7       8       9      10       11      12

A    3.064   2.826            0.357   0.249   0.421    0.268   0.323     0.3   0.198    0.194   0.118
B    3.009   2.788            0.286    0.23    0.43    0.213   0.261   0.303   0.194    0.194   0.188
C    2.894    2.35            0.198   0.182    0.22    0.199   0.268   0.194   0.196    0.189   0.141
D    2.739   2.234            0.194   0.211   0.201    0.226   0.195   0.205   0.209    0.202   0.094
E     2.67   1.804            0.205   0.207   0.208    0.172   0.168   0.195   1.222    0.185   0.095
F    2.672   1.834            0.188   0.179   0.173    0.199    0.18   0.172   0.179    0.192   0.089
G    2.553   0.194   0.187    0.182   0.173   0.196    2.665   2.689   0.124   0.182    0.194    0.09
H    2.634   0.207   0.209    0.194   0.192   0.263    2.741   2.809   0.083   0.194    0.202    0.11

                         Values for 82/bio82
      p65 Conc (ng/ml) OD      OD-zero p65 control
A        1000           3.0365   2.836
B         500           2.8165   2.616
C         250            2.671  2.4705
D         125          2.70025 2.49975
E        62.5            2.292  2.0915
F        31.3            1.819  1.6185
G           0           0.2005       0
H



Plate coated at 1ug/ml 82 and Bio82 used as detector @ 0.1ug/ml
StreptAvidin-HRP  was @ 1/10000
Lysates @ 1/100,  1/1000,  1/10000 in duplicate and serums @ same plus 1/100000
        Column  3  A-F =  HeLa  (black),  4=  Breast  Tumor  (yellow), 5=Breast
          Normal (yellow), 6=Colon T (green), 7=Colon N (green), 8=Lung T (red), 9=Lung N (red)
        Column 10 A-H = 285S3, 11=97S2 (all dog cancer serum sample - blue) Columns 3-6 G/H = 385S1 (dog normal serum - pink)
No p65 added to wells G2, H2 (light blue)

     RESULTS: Strong signals for the p65 curve (orange) Lower backgrounds than before since as soon as it began to be detectable, the assay was stopped (1%FBS used in all incubations and signal came up quickly)

          In the absence of bioAb, there is minimal background at this SAHRP concentration (9G,H)

          The only points above background were the highest concentration of HeLa lysate with marginal positives for Breast and Colon cancer lysates, Lung samples and all dog samples were negative One random variation point was one of the two 1/10000 dilution points for dog cancer serum 285S3

     CONCLUSIONS: Double checking the HeLa source for this assay lead to a positive at the highest concentration tested (1/100) though much lower than expected from the UTHSC serum data

          The same tested concentrations for the Breast and Colon tumor samples were only marginally positive vs the normal controls that were essentially at assay background suggesting that p65 is not presenting evidence as a marker in this assay format

          The goal of the assay was to reproduce the UTHSC results with fresh samples. None of these samples generated any signal suggesting p65 has no value as a tumor marker as tested

Sandwich Assay for 82/bio82 testing Human cells lysates (tumor and normal) and "fresh" dog serums from CSU

                                                                                                       PBS Only Coat
         1        2        3         4        5        6        7         8        9       10       11        12

A    2.954             0.729     0.445     0.94    0.536    0.464     0.659    0.379     0.39    0.409     0.096
B    2.845             0.421     0.383    0.551    0.403    0.407      0.44    0.409    0.398    0.428     0.096
C    2.864             0.388     0.367    0.391    0.388    0.406      0.39    0.389    0.403    0.412     0.094
D        3    0.382    0.389     0.557    0.353    0.355    0.407     0.498    0.374    0.376    0.383      0.09
E    3.005    0.385    0.381     0.388    0.366     0.36    0.369     0.392    0.396    0.402    0.413     0.084
F    2.938    0.386    0.397     0.371    0.371    0.383    0.394     0.408    0.427    0.399     0.42     0.082
G    0.442    0.393    0.391     0.362    0.374    0.389      0.4     0.403    0.401    0.414    0.418     0.083
H     0.45    0.444    0.442     0.394    0.058    0.062    0.067     0.069    0.067     0.42    0.074     0.053



                        Values for 82/bio82
      p65 Conc (ng/ml)  OD        OD-rowH
A          200             2.8995   2.4675
B          100              2.932      2.5
C           50             2.9715   2.5395
D            0              0.432        0
E
F
G
H



   Plate coated at 1ug/ml 82 (except for column 12 as a control) and Bio82 used as detector @ 0.1ug/ml
   StreptAvidin-HRP  was @ 1/10000
   Lysates @ 1/100, 1/1000, 1/10000 single point, serums @ same plus 1/100000

          Column 2 a-c = Hela (Black), 3=Breast Tumor (yellow),  4=Breast Normal
               (yellow), 5=Colon T (green), 6=Colon N (green), 7=Lung T (red), 8=Lung N (red)
          Column 2 d-g = 25S2, 3=41S2, 4=285S3,  5=75S2, 6=126S2, 7=57S2, 8=97S2
               (all Cancer samples - Blue)
          Column 9 d-g = 253S2, 10=392S1, 11=385S1, and
          Columns 9-11 a-c were all  385S1  replicates  (all  Normal  samples  -
               Pink))
   No p65 added to wells G1, H1-4/10 (Light Blue)

   RESULTS: Strong signals for the p65 curve (Orange) Relatively high backgrounds (1%FBS used in all incubations) though signal came up quickly (Light Blue)

               In the absence of bioAb, there is minimal background at this SAHRP concentration (H4-10)

               None of the serums or lysates gave any background in the absence of detector bio82 (H5-9) or capture 82 (12A-G)

               The only points above background were the highest concentration of Breast (A3) and Colon (A5) cancer lysates and Lung normal tissue (A8) with one dog serum (285S3 - D4)

               *** All other samples were background as tested (only single point ranging tests - note that column 2 of the plate that was supposed to have HELA had PCNA instead -Black)

   CONCLUSIONS:      Expected  values  for  cancer  dog serum from UTHSC
                     data would be at the level seen for the p65 standards not the background levels shown here

                     Cancer lysates should also have been exceeding high given the much higher concentration of material than serum
                              Only the highest  concentration  of Breast
                              Tumor Lysate and Colon Tumor Lysate are positive

                             The Lung Normal is higher than the Lung Tumor probably reflecting a random variation in that well

                     Given this data, there is no reason to expect that there is any p65 to be measured in these samples

                     To reassess and confirm these results, selected samples will be rerun in replicates to handle any random variation from single point assays